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                                                                      EXHIBIT H




                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of February 27, 1998, made by UNITED AUTO GROUP, INC., a Delaware corporation (together with its successors, the "Borrower"), and each of the Persons (such capitalized term and all other terms not otherwise defined herein to have the meanings provided for in Section 1) signatory hereto on the date hereof and each other Person that may from time to time become, pursuant to the terms of the Credit Agreement, a party hereto (with each such Person, together with the Borrower, sometimes referred to individually as "Pledgor" and collectively as the "Pledgors"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the "Administrative Agent") for each of the Secured Parties.


                                  WITNESSETH :

         WHEREAS, pursuant to a Credit Agreement, dated as of February 27, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions from time to time party thereto (collectively, the "Lenders") and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Pledgor is required to execute and deliver this Pledge Agreement;

         WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

         WHEREAS, it is in the best interests of each Pledgor to execute this Pledge Agreement inasmuch as each such Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit


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Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Pledgor agrees, for the benefit of each Secured Party, as follows:

SECTION 1. Definitions.

         Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Collateral" has the meaning assigned to such term in Section 3(a).

         "Credit Agreement" is defined in the first recital.

         "Issuer" means any of the companies identified on Schedule I attached hereto as the issuers of the Pledged Stock.

         "Lenders" is defined in the first recital.

         "Partnership" means any of the partnerships listed on Schedule II attached hereto.

         "Partnership Interests" means, as to each Pledgor, the reference to the partnership interest in each Partnership listed opposite such Pledgor's name on Schedule II attached hereto.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Instruments" means, as to each Pledgor, (i) the Subsidiary Notes of such Pledgor and (ii) any instrument required to be pledged by such Pledgor to the Administrative Agent pursuant to Section 3(b).

         "Pledged Interest" means, as to each Pledgor, the Partnership Interests of such Pledgor and any other equity interest required to be pledged by such Pledgor.

         "Pledged Securities" means, as to each Pledgor, the Pledged Instruments, the Pledged Interests and the Pledged Stock of such Pledgor.

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         "Pledged Stock" means, as to each Pledgor, (i) the Subsidiary Shares of such Pledgor and (ii) any other capital stock required to be pledged by such Pledgor to the Administrative Agent pursuant to Section 3(b).

         "Pledgor" and "Pledgors" are defined in the preamble.

         "Secured Obligations" means all Obligations of the Borrower and each other Obligor.

         "Security Interests" means, as to each Pledgor, the security interests in its Collateral granted hereunder securing its Secured Obligations.

         "Subsidiary Notes" means, as to each Pledgor, any debt of an Issuer owing to such Pledgor, whether now existing or hereafter arising, including without limitation the instruments evidencing obligations owed to such Pledgor listed on Schedule I attached hereto.

         "Subsidiary Shares" means, as to each Pledgor, the collective reference to the shares of capital stock of each Issuer listed opposite such Pledgor's name on Schedule I attached hereto, together with all shares, stocks, stock certificates, options or rights of any nature whatsoever that currently exist or which may be issued or granted in respect thereof (or in substitution for the same) by any Issuer while this Pledge Agreement is in effect.

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the U.C.C. as in effect on the date hereof shall have the meanings therein stated.

SECTION 2.  Representations and Warranties.

         Each Pledgor represents and warrants as follows:

         (a) Title to Pledged Securities. Such Pledgor owns all of the Pledged Securities listed on Schedule I and Schedule II across from its name, free and clear of any Liens other than the Security Interests. Except as set forth on
Schedule I, the Pledged Stock includes all of the issued and outstanding capital stock of each Issuer. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Such Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Pledge Agreement, various franchise agreements between such Pledgor and automobile franchisors or various floor plan agreements (or the Guarantees thereof) between such Pledgor and Floor Plan Financing Providers, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

         (b) Validity, Perfection and Priority of Security Interests. Upon the delivery of its Pledged Instruments and certificates representing its Pledged Stock to the Administrative

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Agent in accordance with Section 4 hereof and assuming that the Administrative
Agent will at no time relinquish possession of such Pledged Instruments and certificates, the Administrative Agent will have valid and perfected security interests in the Collateral pledged by such Pledgor hereunder (other than the Collateral described in the immediately succeeding sentence) subject to no prior Lien. When in addition appropriately completed Uniform Commercial Code financing statements shall have been filed as specified in Schedule III hereto, the Security Interests shall constitute perfected security interests in the Collateral pledged by such Pledgor hereunder consisting of all right, title and interest of such Pledgor in Indebtedness of a Subsidiary owing to such Pledgor and not evidenced by an instrument and the Partnership Interests (and all proceeds thereof). Except for the filing of such Uniform Commercial Code financing statements, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Pledge Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither such Pledgor nor any of its Subsidiaries has performed or will perform any acts which might prevent the Administrative Agent from enforcing any of the terms and conditions of this Pledge Agreement or which would limit the Administrative Agent in any such enforcement. On the date hereof, the Pledged Interests pledged by such Pledgor are not evidenced by any certificates.

         (c) UCC Filing Locations. The chief executive office of such Pledgor is located at its address set forth on Schedule V attached hereto.

         (d) Pledged Interests. None of the Pledged Interests are "investment company securities" under Section 8-103(b) of the U.C.C. or are evidenced by a certificate.

SECTION 3.  The Security Interests.

         In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of each Pledgor hereunder:

         (a) Each Pledgor hereby assigns and pledges to and with the Administrative Agent for the benefit of the Secured Parties and grants to the Administrative Agent for the benefit of the Secured Parties a security interest in its Pledged Securities, and all of its rights and privileges with respect to its Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, all Indebtedness of a Subsidiary owing to such Pledgor from time to time whether or not evidenced by a Pledged Instrument and all proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, each Pledgor is delivering its Subsidiary Notes and certificates representing its Subsidiary Shares in pledge hereunder.

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         (b) In the event that any Issuer at any time issues to any Pledgor any additional or substitute shares of capital stock of any class or any substitute note, or any Partnership issues to any Pledgor any additional or substitute equity interests of any class or issues certificates representing the Pledged Interests or any portion thereof, or owes any other Indebtedness to any Pledgor, such Pledgor will immediately pledge and deposit with the Administrative Agent certificates (if any) representing all such shares and such note or any instrument evidencing such other Indebtedness as additional security for such Pledgor's Secured Obligations. All such shares, notes, interests and instruments constitute Pledged Securities and are subject to all provisions of this Pledge Agreement.

         (c) The Security Interests granted by each Pledgor are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of such Pledgor or any of its Subsidiaries with respect to any of the Collateral pledged by such Pledgor hereunder or any transaction in connection therewith.

SECTION 4.  Delivery of Pledged Securities.

         All Pledged Instruments delivered to the Administrative Agent by any Pledgor pursuant hereto shall be endorsed to the order of the Administrative Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent. All certificates representing Pledged Stock or Pledged Interests (if any) delivered to the Administrative Agent by any Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Administrative Agent.

SECTION 5.  Further Assurances.

         (a) Each Pledgor agrees that it will, at its expense and in such manner and form as the Administrative Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Administrative Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Administrative Agent to execute and file, in the name of such Pledgor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Pledge Agreement or of a financing statement relating to this Pledge Agreement) which the Administrative Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

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         (b) Each Pledgor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Administrative Agent not less than 30 days' prior notice thereof.

         (c) The Borrower agrees that it will cause any Subsidiary which is owed (i) Indebtedness evidenced by an instrument, (ii) long-term Indebtedness or (iii) Indebtedness secured by a Lien by the Borrower or another Subsidiary to immediately assign and pledge to and with the Administrative Agent for the benefit of the Secured Parties and grant to the Administrative Agent for the benefit of the Secured Parties a security interest in such Indebtedness and all proceeds of such Indebtedness, in each case as security for such Subsidiary's obligations under the Credit Agreement and each Loan Document to which it is a party.

SECTION 6.  Record Ownership of Pledged Stock and Pledged Interests.

         Subject to the provisions of the final paragraph of Section 10, the Administrative Agent may at any time or from time to time, in its sole discretion, cause any or all of (i) the Pledged Stock or (ii) the Pledged Interests to be transferred of record into the name of the Administrative Agent or its nominee. Each Pledgor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Stock or Pledged Interests registered in the name of such Pledgor and the Administrative Agent will promptly give to each Pledgor copies of any notices and communications received by the Administrative Agent with respect to its Pledged Stock registered in the name of the Administrative Agent or its nominee.

SECTION 7.  Right to Receive Distributions on Collateral.

         Unless an Event of Default shall have occurred and be continuing, each Pledgor shall have the right to receive all dividends, interest and other payments and distributions made upon or with respect to Collateral pledged by it hereunder.

         If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and each Pledgor shall take all such action as the Administrative Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by any Pledgor shall be received in trust for the benefit of the Secured Parties and, if the Administrative Agent so directs shall be segregated from other funds of such Pledgor and shall, forthwith upon demand by the Administrative Agent, be paid over to the Administrative Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Defaults have been cured, the Administrative Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Administrative Agent shall pay over to each Pledgor any such Collateral pledged

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by such Pledgor hereunder retained by the Administrative Agent during the continuance of an Event of Default.

SECTION 8.  Right to Vote Pledged Stock and Pledged Interests.

         Unless an Event of Default shall have occurred and be continuing, each Pledgor shall have the right, from time to time, to vote its Pledged Stock and Pledged Interests and to give consents, ratifications and waivers with respect to its Pledged Stock and Pledged Interests, and the Administrative Agent shall, upon receiving a written request from such Pledgor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to such Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of its Pledged Stock or Pledged Interests which is registered in the name of the Administrative Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Administrative Agent.

         If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to the extent permitted by law and each Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock or Pledged Interests with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof.

SECTION 9.  General Authority.

         Each Pledgor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of such Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

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                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Administrative Agent shall give each Pledgor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral pledged by such Pledgor hereunder except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent and each Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the U.C.C.

SECTION 10.  Remedies upon Event of Default.

         If any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Administrative Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the 1933 Act and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent deems necessary or advisable in order to comply with said Act or any other law. Each Pledgor will execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor which may be waived, and each Pledgor, to the extent permitted by law, hereby specifically

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waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and
(3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         Notwithstanding any provision of this Pledge Agreement to the contrary, (i) enforcement of the security interest granted hereby in the Pledged Securities and the exercise of any right or remedy with respect to any of the shares of Pledged Securities and the grant of any pledge pursuant to
Section 5(c) shall be subject to prior approval of the various automobile franchisors with whom the Pledgor or any of its Affiliates has franchise agreements pursuant to which such enforcement, or exercise of any remedy or right, or grant, without prior approval from such automobile franchisors may result in the termination of one or more of such franchise agreements and (ii) the enforcement of the security interest granted hereby in the shares of UnitedAuto Finance Inc. pledged hereunder and the exercise of any right or remedy with respect thereto shall be subject to the prior consent of the requisite financing parties with whom UnitedAuto Finance Inc. has financing agreements set forth on Schedule IV attached hereto to the extent such enforcement or exercise of any remedy or right without prior approval from such financing parties may result in a default under one or more of such agreements.

SECTION 11.  Expenses.

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         Each Pledgor agrees that it will forthwith upon demand pay to the
Administrative Agent:

                  (i) the amount of any taxes which the Administrative Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral of such Pledgor from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Administrative Agent may incur in connection with (w) the administration or enforcement of this Pledge Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Administrative Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest at a rate per annum equal to the Alternate Base Rate from time to time in effect plus the Applicable Margin plus an additional margin of 2.00%, and shall be an additional Secured Obligation hereunder.

SECTION 12.  Limitation on Duty of Administrative Agent in Respect of
             Collateral.

         Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith and with reasonable care.

SECTION 13.  Application of Proceeds.

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral pledged by any Pledgor hereunder and any cash held shall be applied by the Administrative Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in

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         connection therewith, and any other unreimbursed expenses for which the Administrative Agent or any other Secured Party is to be reimbursed by such Pledgor pursuant to the Credit Agreement, any other Loan Document or Section 11 hereof;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations (including all fees) of such Pledgor in accordance with the provisions of the Credit Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations of such Pledgor;

                  fourth, to the ratable payment of all other Secured Obligations of such Pledgor, until all Secured Obligations of such Pledgor shall have been paid in full; and

                  finally, to payment to such Pledgor, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 14.  Concerning the Administrative Agent.

         The Provisions of Article IX of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Pledge Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

         (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Administrative Agent shall act or refrain from acting (i) in accordance with the request of the Required Lenders or (ii) if the Loans have been declared due and payable by the Administrative Agent in accordance with Section 8.3 of the Credit Agreement, in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

         (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Pledge Agreement by any Pledgor.

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SECTION 15.  Appointment of Co-Administrative Agents.

         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another financial institution or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

SECTION 16.  Termination of Security Interests; Release of Collateral.

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral pledged by each Pledgor hereunder shall revert to such Pledgor. At any time and from time to time prior to such termination of the Security Interests, the Administrative Agent may release any of the Collateral upon the terms set forth in Section
10.1 of the Credit Agreement. Upon any such termination of the Security Interests or release of Collateral, the Administrative Agent will, at the expense of the respective Pledgor, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 17.  Notices.

         All notices hereunder shall be given in accordance with Section 10.2 of the Credit Agreement, and shall be addressed, in the case of any Pledgor, to such Pledgor care of the Borrower.

SECTION 18.  Waivers, Non-Exclusive Remedies.

         No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under the Credit Agreement or this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Pledge Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 19.  Successors and Assigns.

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         This Pledge Agreement is for the benefit of the Administrative Agent and the other Secured Parties and their permitted successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Pledge Agreement shall be binding on each Pledgor and its successors and assigns.

SECTION 20.  Changes in Writing.

         Neither this Pledge Agreement nor any provision hereto may be changed, waived, discharged or terminated orally, but only in writing signed by each Pledgor to be bound thereby and the Administrative Agent with the consent of the Required Lenders.

SECTION 21.  NEW YORK LAW, ENTIRE AGREEMENT, ETC.

         THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

SECTION 22.  WAIVER OF JURY TRIAL.

         EACH PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARIES OR EACH PLEDGOR IN CONNECTION HEREWITH OR THEREWITH. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE

LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

SECTION 23.  Severability.

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 24.  Counterparts.

         This Pledge Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                     UNITED AUTO GROUP, INC.

                                     By: /s/ Philip N. Smith, Jr.
                                        --------------------------
                                         Title: Senior Vice President

                                     UNITED LANDERS, INC.
                                     DIFEO PARTNERSHIP, INC.
                                     UAG WEST, INC.
                                     LANDERS AUTO SALES, INC.
                                     UAG ATLANTA, INC.
                                     UAG ATLANTA IV, INC.
                                     UAG NORTHEAST, INC.
                                     DIFEO PARTNERSHIP HCT, INC.
                                     HUDSON TOYOTA, INC.
                                     DIFEO PARTNERSHIP VIII, INC.
                                     DIFEO PARTNERSHIP IX, INC.
                                     DIFEO PARTNERSHIP SCT, INC.
                                     SOMERSET MOTORS, INC.
                                     DIFEO PARTNERSHIP RCT, INC.
                                     UAG NORTHEAST (NY), INC.
                                     DIFEO PARTNERSHIP RCM, INC.
                                     SCOTTSDALE AUDI, LTD.
                                     SK MOTORS, LTD.
                                     UAG TEXAS, INC.
                                     UAG TEXAS II, INC.
                                     BPT HOLDINGS, INC.
                                     LANDERS UNITED AUTO GROUP
                                        NO. 5 INC.
                                     LANDERS UNITED AUTO GROUP
                                        NO. 4 INC.
                                     UAG MEMPHIS, INC.
                                     UAG YOUNG, INC.
                                     UAG EAST, INC.
                                     UAG CAROLINA, INC.
                                     UAG GRACELAND, INC.
                                     UAG-CARIBBEAN, INC.

                                     By: /s/ Philip N. Smith, Jr.
                                        -------------------------
                                        Title: Vice President

ACCEPTED BY:

THE BANK OF NOVA SCOTIA,
     as Administrative Agent


By: /s/ Brian Allen
  -----------------------------
    Title:

                                   Schedule I

                                 Pledged Stock
                        Issuers Stock Pledged Hereunder



                                                                                           No. of    Percentage of
Pledgor               Issuer of Pledged Stock                        Class                 Shares    Shares-Issued
--------------------------------------------------------------------------------------------------------------------
Borrower             United Landers, Inc.                           Common Stock              100      100%
Borrower             UnitedAuto Finance Inc. (fka                   Common Stock           43,500      100%
                     Atlantic Auto Finance)
                     Corporation
ULI                  Landers Auto Sales, Inc.                       Common Stock               10      100%
DPI                  DiFeo Partnership HCT, Inc.                    Common Stock              100      100%
DPI                  DiFeo Partnership RCT, Inc.                    Common Stock              100      100%
DPI                  DiFeo Partnership RCM, Inc.                    Common Stock              100      100%
DPI                  DiFeo Partnership SCT, Inc.                    Common Stock              100      100%
DPI                  DiFeo Partnership VIII, Inc.                   Common Stock              100      100%
DPI                  DiFeo Partnership IX, Inc.                     Common Stock              100      100%
Borrower             DiFeo Partnership X, Inc.                      Common Stock              100      100%
Borrower             UAG Northeast (NY), Inc.                       Common Stock              100      100%
DPI                  Hudson Toyota, Inc.                            Common Stock               45      100%
DPI                  Somerset Motors, Inc.                          Common Stock              100      100%
Borrower             UAG West, Inc.                                 Common Stock              100      100%
UAG West             SA Automotive, Ltd.                            Common Stock        1,713,010      100%
UAG West             SL Automotive, Ltd.                            Common Stock          625,000      100%
UAG West             SPA Automotive, Ltd.                           Common Stock          547,125      100%
UAG West             LRP, Ltd.                                      Common Stock          500,000      100%


                                                                                           No. of    Percentage of
Pledgor               Issuer of Pledged Stock                        Class                 Shares    Shares-Issued
--------------------------------------------------------------------------------------------------------------------
UAG West             Sun BMW, Ltd.                                  Common Stock          900,000      100%
UAG West             6725 Dealership, Ltd.                          Common Stock            1,250      100%
UAG West             Scottsdale Management Group,                   Common Stock          101,251      100%
                     Ltd.
UAG West             Scottsdale Audi, Ltd.                          Common Stock              100      100%
LAS                  Landers United Auto Group, Inc.                Common Stock               10      100%
LAS                  Landers United Auto Group                      Common Stock               10      100%
                     No. 2, Inc.
LAS                  Landers United Auto Group                      Common Stock               10      100%
                     No. 3, Inc.
Borrower             UAG Atlanta, Inc.                              Common Stock              100      100%
UAG Atlanta          Atlanta Toyota, Inc.                           Common Stock            1,000      100%
Borrower             UAG Atlanta IV, Inc.                           Common Stock              100      100%
UAG Atlanta          UAG Atlanta IV Motors, Inc.                    Common Stock            1,001      100%
IV                   (fka Charles Evans BMW, Inc.)
Borrower             UAG Texas, Inc.                                Common Stock              100      100%
Borrower             UAG Texas II, Inc.                             Common Stock              100      100%
Borrower             United AutoCare, Inc.                          Common Stock              100      100%
Borrower             United AutoCare Products, Inc.                 Common Stock              100      100%
Borrower             UAG Capital Management, Inc.                   Common Stock              100      100%
UAG East             Palm Auto Plaza, Inc.                          Common Stock              250      100%
UAG East             West Palm Auto Mall, Inc.                      Common Stock              200      100%
UAG East             Auto Mall Storage, Inc.                        Common Stock              200      100%
UAG East             Florida Chrysler Plymouth, Inc.                Common Stock              500      100%
UAG East             Northlake Auto Finish, Inc.                    Common Stock              200      100%


                                                                                           No. of    Percentage of
Pledgor               Issuer of Pledged Stock                        Class                 Shares    Shares-Issued
--------------------------------------------------------------------------------------------------------------------
UAG East             Westbury Superstore, Ltd.                      Common Stock              200      100%
UAG East             Auto Mall Payroll Services, Inc.               Common Stock              200      100%
Borrower             UAG Carolina, Inc.                             Common Stock              100      100%
UAG Carolina         Gene Reed Chevrolet, Inc.                      Common Stock            5,000      100%
UAG Carolina         Michael Chevrolet-Oldsmobile,                  Common Stock          100,000      100%
                     Inc.
UAG Carolina         Reed-Lallier Chevrolet, Inc.                   Common Stock          100,000      100%
LAS                  Landers United Auto Group No.                  Common Stock               10      100%
                     4, Inc.
Landers              Landers Buick-Pontiac, Inc.                    Common Stock            1,000      100%
United Auto
Group No. 4
Borrower             UAG Finance Company, Inc.                      Common Stock            1,000      100%
Borrower             UAG Atlanta VI, Inc.                           Common Stock              100      100%
UAG Atlanta          United Jeep Eagle Chrysler                     Common Stock            1,000      100%
VI, Inc.             Plymouth of Stone Mountain,
                     Inc.
Borrower             UnitedAuto Dodge of Shreveport,                Common Stock              100      100%
                     Inc.
Borrower             Covington Pike Dodge, Inc.                     Common Stock              100      100%
LAS                  Landers United Auto Group                      Common Stock               10      100%
                     No. 5, Inc.
Landers              BPT Holdings, Inc.                             Class A Voting             30      100%
United Auto                                                         Common Stock
Group No. 5,
Inc.
Landers              BPT Holdings, Inc.                             Class B                    39      100%


                                                                                           No. of    Percentage of
Pledgor               Issuer of Pledged Stock                        Class                 Shares    Shares-Issued
--------------------------------------------------------------------------------------------------------------------
United Auto                                                         Non-Voting
Group No. 5,                                                        Common Stock
Inc.
BPT                  Central Ford Center, Inc.                      Common Stock               69      100%
Holdings, Inc.
Borrower             UAG Young, Inc.                                Common Stock              100      100%
Borrower             UAG Young II, Inc.                             Common Stock              100      100%
UAG Young,           Parkway Chevrolet, Inc.                        Common Stock            1,000      100%
Inc.
UAG Young,           Dan Young, Inc.                                Common Stock              799      100%
Inc.
UAG Young,           Young Management Group, Inc.                   Common Stock              665      100%
Inc.
UAG Young,           Young Management Group, Inc.                   Non-Voting                  2      100%
Inc.                                                                Common Stock
Borrower             UAG Kissimmee Motors, Inc.                     Common Stock              100      100%
Borrower             UAG Paramount Motors, Inc.                     Common Stock              100      100%
Borrower             UAG Century Motors, Inc.                       Common Stock              100      100%
Borrower             UAG Graceland, Inc.                            Common Stock              100      100%
UAG                  The New Graceland Dodge, Inc.                  Common Stock          175,000      100%
Graceland,
Inc.
Borrower             UAG Memphis, Inc.                              Common Stock            1,000      100%
UAG                  Covington Pike Dodge, Inc.                     Common Stock            5,525      100%
Memphis, Inc.
Borrower             UnitedAuto Dodge of Shreveport,                Common Stock              100      100%
                     Inc.

                                     -20-


                                                                                           No. of    Percentage of
Pledgor               Issuer of Pledged Stock                        Class                 Shares    Shares-Issued
--------------------------------------------------------------------------------------------------------------------
Borrower             UAG-Caribbean, Inc.                            Common Stock              100      100%
UAG-                 S.H.V.P. Motor Corp.                           Common Stock          600,000      100%
Caribbean,
Inc.
UAG-                 PVH Motor Corporation                          Common Stock           20,000      100%
Caribbean,
Inc.
UAG-                 HVP Motor Corporation                          Common Stock            3,000      100%
Caribbean,
Inc.
UAG-                 VPH Motor Corporation                          Common Stock           20,000      100%
Caribbean,
Inc.
Borrower             UAG Graceland II, Inc.                         Common Stock              100      100%
Borrower             UAG Memphis II, Inc.                           Common Stock              100      100%
Borrower             UAG Memphis III, Inc.                          Common Stock              100      100%
Borrower             UAG Memphis IV, Inc.                           Common Stock              100      100%
Borrower             UAG Memphis V, Inc.                            Common Stock              100      100%


                              Pledged Instruments

                                                                            Original
                                                                            Principal
Pledgor                    Issuer of Pledged Instrument    Issue Date        Amount
-------------------------- --------------------------------------------------------------
Borrower                   UAG Atlanta II, Inc.            May 1, 1996      $11,450,000
Borrower                   UAG Atlanta III, Inc.           July 12, 1996    $11,000,000


                                  Schedule II
                               Pledged Interests




                                                               Partnership
                                                             Interest-Pledged
Pledgor             Partnership                                  Hereunder
-------------------------------------------------------------------------------
DPI                 Fair Hyundai Partnership                       70%
UAG Northeast       Fair Hyundai Partnership                       30%
DPI                 Fair Chevrolet-Geo Partnership                 70%
UAG Northeast       Fair Chevrolet-Geo Partnership                 30%
DPI                 Danbury Auto Partnership                       70%
UAG Northeast       Danbury Auto Partnership                       30%
DPI                 Danbury Chrysler Plymouth Partnership          70%
UAG Northeast       Danbury Chrysler Plymouth Partnership          30%
DPI HCT             Hudson Motors Partnership                      70%
Hudson Toyota       Hudson Motors Partnership                      30%
DPI                 DiFeo Hyundai Partnership                      70%
UAG Northeast       DiFeo Hyundai Partnership                      30%
DPI                 J&F Oldsmobile Partnership                     70%
UAG Northeast       J&F Oldsmobile Partnership                     30%
DPI                 DiFeo Chevrolet-Geo Partnership                70%
UAG Northeast       DiFeo Chevrolet-Geo Partnership                30%
DPI                 DiFeo Chrysler Plymouth Jeep Eagle             70%
                    Partnership
UAG Northeast       DiFeo Chrysler Plymouth Jeep Eagle             30%
                    Partnership
DPI VIII            OCT Partnership                                70%

                                                               Partnership
                                                             Interest-Pledged
Pledgor             Partnership                                  Hereunder
-------------------------------------------------------------------------------
UAG Northeast           OCT Partnership                              30%
DPI IX                  OCM Partnership                              70%
UAG Northeast           OCM Partnership                              30%
DPI SCT                 Somerset Motors Partnership                  70%
Somerset Motors         Somerset Motors Partnership                  30%
DPI                     DiFeo BMW Partnership                        70%
UAG Northeast           DiFeo BMW Partnership                        30%
DPI RCT                 Country Auto Group Partnership               70%
UAG Northeast (NY)      Country Auto Group Partnership               30%
DPI RCM                 Rockland Motors Partnership                  70%
UAG Northeast (NY)      Rockland Motors Partnership                  30%
SA                      6725 Agent Partnership                       50%
SK Motors               6725 Agent Partnership                       50%
UAG Texas               Shannon Automotive, Ltd.                     99%
UAG Texas II            Shannon Automotive, Ltd.                      1%
DPI                     DiFeo Leasing Partnership                    70%
UAG Northeast           DiFeo Leasing Partnership                    30%

                                  Schedule III
                              UCC Filing Locations


DEBTOR                                         FILING LOCATIONS
-------------------------------------------------------------------------------

United Auto Group, Inc.                         New York Secretary of State
                                                New York City Register

DiFeo Partnership, Inc.                         New York Secretary of State
                                                New York City Register
                                                Rockland County Clerk

                                                New Jersey Secretary of State
                                                Hudson County Clerk
                                                Ocean County Clerk
                                                Somerset County Clerk
                                                Bergen County Clerk

                                                Connecticut Secretary of State
                                                Fairfield County Clerk

DiFeo Partnership RCT, Inc.                     New York Secretary of State
                                                New York City Register
                                                Rockland County Clerk

                                                New Jersey Secretary of State
                                                Hudson County Clerk

DiFeo Partnership RCM, Inc.                     New York Secretary of State
                                                New York City Register
                                                Rockland County Clerk

                                                New Jersey Secretary of State
                                                Hudson County Clerk

DiFeo Partnership HCT, Inc.                     New York Secretary of State
                                                New York City Register

                                                New Jersey Secretary of State
                                                Hudson County Clerk


DiFeo Partnership SCT, Inc.                     New York Secretary of State
                                                New York City Register

DEBTOR                                         FILING LOCATIONS
-------------------------------------------------------------------------------
                                                New Jersey Secretary of State
                                                Hudson County Clerk
                                                Somerset Country Clerk

DiFeo Partnership VIII, Inc.                    New York Secretary of State
                                                New York City Register

                                                New Jersey Secretary of State
                                                Hudson County Clerk
                                                Ocean County Clerk
DiFeo Partnership IX, Inc.                      New York Secretary of State

                                                New York City Register
                                                New Jersey Secretary of State
                                                Hudson County Clerk
                                                Ocean County Clerk

UAG Northeast, Inc.                             New York Secretary of State
                                                New York City Register
                                                Rockland County Clerk

                                                New Jersey Secretary of State
                                                Hudson County Clerk
                                                Ocean County Clerk

                                                Connecticut Secretary of State
                                                Fairfield County Clerk

UAG Northeast (NY), Inc.                        New York Secretary of State
                                                New York City Register

Hudson Toyota, Inc.                             New York Secretary of State
                                                New York City Register

                                                New Jersey Secretary of State
                                                Hudson County Clerk

Somerset Motors, Inc.                           New York Secretary of State
                                                New York City Register

DEBTOR                                         FILING LOCATIONS
-------------------------------------------------------------------------------
                                                New Jersey Secretary of State
                                                Hudson County Clerk
                                                Somerset County Clerk

UAG Carolina, Inc.                              New York Secretary of State
                                                New York City Register

                                                North Carolina Secretary of
                                                State
                                                Cumberland County Clerk

                                                South Carolina Secretary of
                                                State
                                                Charleston County Clerk
                                                Dorchester County Clerk

UAG West, Inc.                                  New York Secretary of State
                                                New York City Register

                                                Arizona Secretary of State
                                                Maricopa County Clerk
SK Motors, Ltd.                                 Arizona Secretary of State
                                                Maricopa County Clerk

Scottsdale Audi, Ltd.                           Arizona Secretary of State
                                                Maricopa County Clerk

United Landers, Inc.                            New York Secretary of State
                                                New York City Register

                                                Arkansas Secretary of State
                                                Saline County Clerk
                                                Pulaski County Clerk
                                                Garland County Clerk

Landers Auto Sales, Inc.                        New York Secretary of State
                                                New York City Register

                                                Arkansas Secretary of State
                                                Saline County Clerk
                                                Pulaski County Clerk
                                                Garland County Clerk
                                     -27-

DEBTOR                                         FILING LOCATIONS
-------------------------------------------------------------------------------
Landers United Auto Group No. 5, Inc.           Arkansas Secretary of State
                                                [TO COME]

BPT Holdings, Inc.                              Arkansas Secretary of State
                                                [TO COME]

UAG Atlanta, Inc.                               New York Secretary of State
                                                New York City Register

                                                Georgia Secretary of State
                                                Gwinnette County Clerk

UAG Atlanta IV, Inc.                            New York Secretary of State
                                                New York City Register

                                                Georgia Secretary of State
                                                Gwinnette County Clerk

UAG Atlanta VI, Inc.                            Georgia Secretary of State
                                                Dekalb County Clerk

UAG Texas, Inc.                                 New York Secretary of State
                                                New York City Register

                                                Texas Secretary of State
                                                Houston County Clerk

UAG Texas II, Inc.                              New York Secretary of State
                                                New York City Register

                                                Texas Secretary of State
                                                Houston County Clerk

UAG East, Inc.                                  New York Secretary of State
                                                New York City Register

                                                Florida Secretary of State
                                                Palm Beach County Clerk

UAG Young, Inc.                                 New York Secretary of State
                                                New York City Register

UAG Young II, Inc.                              New York Secretary of State

DEBTOR                                         FILING LOCATIONS
-------------------------------------------------------------------------------
                                                New York City Register

Dan Young, Inc.                                 Indiana Secretary of State
                                                Tipton County Clerk

UAG Graceland, Inc.                             New York Secretary of State
                                                New York City Register

                                                Tennessee Secretary of State
                                                Shelby County Clerk

UAG Graceland II, Inc.                          New York Secretary of State
                                                New York City Register

                                                Tennessee Secretary State
                                                Shelby County Clerk

UAG Memphis, Inc.                               New York Secretary of State
                                                New York City Register

                                                Tennessee Secretary of State
                                                Shelby County Clerk

UAG Memphis II, Inc.                            New York Secretary of State
                                                New York City Register

                                                Tennessee Secretary of State
                                                Shelby County Clerk

UAG Memphis III, Inc.                           New York Secretary of State
                                                New York City Register

                                                Tennessee Secretary of State
                                                Shelby County Clerk

UAG Memphis IV, Inc.                            New York Secretary of State
                                                New York City Register

                                                Tennessee Secretary of State
                                                Shelby County Clerk

UAG Memphis V, Inc.                             New York Secretary of State
                                                New York City Register

DEBTOR                                         FILING LOCATIONS
-------------------------------------------------------------------------------
                                                Tennessee Secretary of State
                                                Shelby County Clerk

UAG Knoxville, Inc.                             New York Secretary of State
                                                New York City Register

                                                [TO COME]

UAG Knoxville II, Inc.                          New York Secretary of State
                                                New York City Register

                                                [TO COME]

UAG-Caribbean, Inc.                             New York Secretary of State
                                                New York City Register

                                                [TO COME]

                                  Schedule IV
                       Atlantic Auto Financing Agreements


1. Support Agreement, dated as of June 28, 1995, between the Borrower and Atlantic Auto Funding Corporation. (This agreement may not be modified without the consent of Financial Security Assurance Inc.)

2. Support Agreement, dated as of June 14, 1996, between the Borrower and Atlantic Auto Second Funding Corporation.

3. Support Agreement, dated as of February   , 1998, between the Borrower and
UnitedAuto Fourth Funding Corporation.

                                   Schedule V

                            Chief Executive Offices

UnitedAuto Group, Inc.
375 Park Avenue
New York, NY 10152